Exhibit 10.10

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(c) and Rule 24b-2

AMENDED AND RESTATED EXCLUSIVE FXR LICENSE AGREEMENT

This Amended and Restated Exclusive FXR License Agreement (the “Agreement”) is made and entered into as of November 10, 2016 (the “Effective Date”) by and between The Salk Institute for Biological Studies, San Diego, California, a nonprofit public benefit corporation organized under the laws of the State of California (“Salk”) with an address at 10010 North Torrey Pines Road, San Diego, California 92037 and Metacrine, Inc., a corporation organized under the laws of the State of Delaware (“Licensee”) with an address at 12780 El Camino Real, Suite #301, San Diego, CA 92130, and together with the Amended and Restated Exclusive FGF1 Agreement (the “FGF1 Agreement”); amends and restates in its entirety the EXCLUSIVE PATENT LICENSE AGREEMENT between Salk and Licensee dated January 12, 2015 (the “Original Effective Date”), as amended December 21, 2015 (Salk Reference Number 2016- 0241, the “First Amendment”) (as so amended Salk Reference Number 2015-0002, the “Original License Agreement”), effective as of the Original Effective Date. Salk and Licensee shall be individually referred to herein as “Party” and collectively referred to herein as the “Parties.”

Whereas, Salk is the owner by assignment from the Inventors of certain intellectual property as disclosed to Salk in certain invention disclosures, pertaining to “Analogs of Fexaramine and Methods of Making and Using” (Salk Ref No. RD1361); “FXR Agonists and Methods for Making and Using” (Salk Ref No. RD1382); “Intestinal FXR Agonism Enhances GLP-1 Signaling to Restore Pancreatic Beta Cell Functions” (Salk Ref No. S2015-007) (“Inventions”);, and Technical Information pertaining to such Inventions , all of which were developed by Drs. Ronald Evans and Annette Atkins, employees of the Howard Hughes Medical Institute (“HHMI”) and faculty members at Salk, and Michael Downes, Jae Myoung Suh, Thomas Baiga, and Sungsoon Fang (the “Inventors”);

Whereas, the foregoing Inventions are claimed and described in patents and patent applications listed in Exhibit A, and further defined herein as Licensed Patent Rights;

Whereas, the discovery and development of the Inventions and the Licensed Patent Rights listed in Exhibit A and the Technical Information listed in Exhibit B were sponsored in part by the National Institutes of Health and, as a consequence, Salk is subject to obligations to the Federal Government as set forth in 35 U.S.C. §200 et seq.;

Whereas, Salk desires to have the Licensed Patent Rights and the Technical Information utilized in the public interest;

Whereas, Licensee has represented to Salk, to induce Salk to enter into this Agreement, that Licensee is experienced in the development, production, manufacture, marketing, sale and/or use of products or services similar to those covered by the Licensed Technology and that

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Licensee shall commit itself to a thorough, vigorous and diligent program of exploiting the Licensed Patent Rights and Technical Information so that public utilization results therefrom, as more fully provided in this Agreement;

Whereas, the Parties entered into the Original License Agreement and pursuant to Section 14.3 thereof, now wish to amend and restate the Original License Agreement in its entirety, through this Agreement together with the FGF1 Agreement between the Parties dated as of the Effective Date;

Whereas, pursuant to this Agreement and the FGF1 Agreement, Licensee wishes to retain, and Salk wishes to honor, the licenses granted pursuant to the Original License Agreement to Licensee on the Original Effective Date to the Licensed Patent Rights and Technical Information, and pursuant to this Agreement, to grant a license to the Licensed Patent Rights in and to Salk’s FXR intellectual property listed in Exhibit A and certain Technical Information listed in Exhibit B, in the Field, subject to the terms and conditions hereinafter set forth in this Agreement; and

Now, Therefore, in consideration of the promises and the mutual covenants contained herein, the Parties hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following words and phrases shall have the following meanings. Other capitalized terms shall have the meaning assigned to them in this License Agreement:

1.1      “Affiliate” shall mean any legal entity (including, but not limited to, a corporation, partnership, or limited liability company) that controls, is controlled by or is under common control with Licensee. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities, or (ii) a fifty (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities, or (iii) the ability to elect a majority of the members of the board of directors or other managing authority of such entity.

1.2        “Change of Control” shall mean:

(a)         Acquisition or change, in one transaction or series of related transactions, of ownership—directly or indirectly, beneficially or of record—by any person or group (within the meaning of the Exchange Act and the rules of the SEC or equivalent body under a different jurisdiction) of the capital stock or membership or equity interests of the Licensee representing

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more than 50% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding capital stock or membership or equity interests of the Licensee, excluding bona fide financing transactions involving the issuance by Licensee of shares of its capital stock prior to November 10, 2016; and/or

(b)      The direct or indirect sale, transfer or other disposition of all or substantially all the Licensee’s assets and/or business to which this Agreement relates, in one transaction or in a series of related transactions; and/or

(c)      The consolidation or merger of Licensee with a third party by operation of law or otherwise.

1.3        “BLA” shall mean a Biologic License Application as defined in the United States Food, Drug and Cosmetic Act, filed with the FDA pursuant to Part 600 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to BLA shall include, to the extent applicable, all other similar filings (including, without limitation, counterparts of any of the foregoing) in any country or region in the Territory.

1.4        “Claim” is defined in Section 7.1(a).

1.5        “Combination Product” shall mean a product containing at least one Licensed Product sold in a package with at least one additional active ingredient that is not a Licensed Product or a Licensed Product sold in a package with a proprietary delivery system.

1.6        “Commercial Sale” shall mean any transaction, following receipt of all necessary government approvals to market a Licensed Product, that transfers to a purchaser, for value, physical possession of and title to such Licensed Product, after which transfer the seller has no right or power to determine the purchaser’s resale price. Any such transfer of possession and title to an Affiliate or Sublicensee shall not constitute a Commercial Sale unless the Affiliate or Sublicensee is an end user of the Licensed Product.

1.7        “Development Plan” is defined in Section 3.2.

1.8        “Diligence Milestones” is defined in Section 3.1.

1.9        “Distributor” shall mean a third party which purchases Licensed Products(s) from Licensee or one of its Affiliate(s) or Sublicensee(s) for further re-sale, but which does not have a Sublicense to manufacture Licensed Products(s), except to the extent such a Sublicense is necessary for such third party (i) to perform final packaging of Licensed Products(s) (ii) to enable a regulatory filing and/or to conduct a confirmatory clinical trial of a Licensed Products(s) to support a regulatory filing in such third party’s territory after such Licensed Products(s) has been approved in a major market.

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1.10        “FDA” shall mean the United States Food and Drug Administration.

1.11        “Field” shall mean shall mean diagnosis, prevention, and/or treatment of disease in humans.

1.12        “HHMI Indemnitees” is defined in Section 7.1(c).

1.13        “HHMI License” is defined in Section 2.5.

1.14        “Indemnitees” is defined in Section 7.1(a).

1.15        “Initial Regulatory Filing” shall mean any of the following filed with the FDA or any foreign regulatory authority required before initiation of clinical testing in humans. For clarity, this definition will include (a) the filing of an Investigational New Drug Application, as defined in the United States Food, Drug and Cosmetic Act, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, (b) the filing of an Abbreviated New Drug Application as defined in the United States Food, Drug and Cosmetic Act, filed with the FDA pursuant to Part 314 of Title 21 of the U.S. Code of Federal Regulations, (c) the filing of a BLA, and (d) any counterparts to any of the foregoing that are required in any other country or region in the Territory before beginning clinical testing in humans in such country or region.

1.16       “Licensed Patent Rights” shall mean

(a)       The United States and foreign patents and/or patent applications listed in

Exhibit A;

(b)       Any applications that claim the benefit of priority of those patents and/or patent applications listed in Exhibit A hereof, including (i) continuations, divisionals, substitutions, reexaminations, reissues, requests for continued examination or renewals, or (ii) continuations-in-part but only the claims thereof that are directed to the subject matter specifically described in any of those patents and/or patent applications listed in Exhibit A (collectively “Continuing Applications”); and

(c)       United States and foreign patents issued from the patent applications listed in Exhibit A and from Continuing Applications.

1.17       “Licensed Patent Products” shall mean any product or part thereof or service which is:

(a)       The manufacture, use, sale, offer for sale or import of which product or part thereof or service is covered in whole or in part by any Valid Claim contained in the

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Licensed Patent Rights in the country in which any such product or part thereof is made, used or sold or in which any such service is used or sold; or

(b)      Manufactured by using a process or is employed to practice a process which is covered in whole or in part by any Valid Claim included in the Licensed Patent Rights in the country in which any such process is used or in which such product or part thereof or service is used or sold.

1.18       “Licensed Other Product” shall mean any Licensed Patent Product which is no longer covered by the Licensed Patent Rights, and any product, process or service that is discovered, developed, made, made for, used, imported, leased, sold or offered for sale by Licensee or its Affiliates or Sublicensees that is not a Licensed Patent Product and involves the use or incorporation of Technical Information.

1.19       “Licensed Product” shall mean Licensed Patent Products and/or Licensed Other Product.

1.20       “Licensed Technology” shall mean Licensed Patent Rights and / or Technical Information.

1.21       “NDA” shall mean a New Drug Application, Marketing Application Authorization or similar application or submission for regulatory approval of a Licensed Product filed with the FDA, or its foreign equivalent thereof, to obtain marketing approval for a pharmaceutical product in the applicable country or group of countries.

1.22       “Net Sales” shall mean all gross revenue invoiced by Licensee, its Affiliates and Sublicensees for the Commercial Sales of Licensed Products to third parties that are not Sublicensees (including without limitation Distributors and wholesalers).

(a)      Net Sales excludes the following items in each case to the extent actually incurred or allowed and not already deducted, credited or otherwise reflected in the amount invoiced (but only as they pertain to the making, using, importing or selling of Licensed Products, are included in gross revenue, and are separately stated on each invoice) (“Qualifying Costs”):

[…***…]

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[…***…]

(b)         In no case will the Qualifying Costs exceed the fair market value, attributable to the Commercial Sales. For clarity and regardless of the foregoing, no deductions shall be made for commissions, whether they are with independent sales agencies or regularly employed by Licensee or its Affiliates (or, in the case of Sublicenses, the Sublicensee or its affiliates) and on its payroll, or for cost of collections.

(c)         Upon Salk’s request, but not more than once in any calendar year, Licensee shall provide Salk with all documentation substantiating any deduction set forth above.

(d)         In the event the Licensed Product is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales (as defined above) of the Combination Product, by the fraction, A/(A+B) where A is the average sale price of the Licensed Product when sold separately in finished form and B is the average sale price of the other product(s) or proprietary delivery system sold separately in finished form or where A+B is the average sale price of the Licensed Product and other product(s) and the delivery system together, as the case may be. In the event that such average sale price cannot be determined for both the Licensed Product and such other product(s) or proprietary system in combination, Net Sales for purposes of determining royalty payments shall be the average sale price of the Licensed Product when sold separately in finished form. For clarity, in no event shall the provisions of Sections 3.4(a)(i) and 3.4(b)(i) be applied to Royalties on Net Sales of a Combination Product.

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(e)      Net Sales shall not include revenue received by Licensee (or any of its Affiliates) from transactions with an Affiliate or Sublicensee, where the Licensed Product in question will be resold to an independent third-party Distributor, agent or end user by the Affiliate or Sublicensee (such revenue to be included at the time of such later sale or transfer for value of Licensed Products by such Affiliate or Sublicensee to an independent third party Distributor or end user).

(f)      Net Sales shall not include units of Licensed Product disposed of by Licensee for purposes directly related to pre-clinical or clinical studies, regulatory approval or clearance, sampling programs, compassionate use programs and/or charitable donations that are reasonable or customary in the trade, except when the recipient is charged for such Licensed Product.

(g)      For clarity no deductions shall be made for commissions paid to individuals whether they are with independent sales agencies or regularly employed by Licensee or its Affiliates (or, in the case of Sublicenses, the Sublicensee or its Affiliates) and on its payroll, or for cost of collections.

1.23       “New Agreement” is defined in Section 10.3(a)(iv).

1.24       “Patent Challenge” shall mean a challenge to the validity, patentability, enforceability and / or non-infringement of any of the Licensed Patent Rights or otherwise opposing any of the Licensed Patent Rights.

1.25       “Patent Costs” shall mean out-of-pocket expenses incurred by Salk in connection with the preparation, filing, prosecution, maintenance, reexamination matters, and interference proceedings of patent applications and patents, including the fees and expenses of external attorneys and patent agents, filing fees and maintenance fees, but excluding costs associated with any patent infringement actions, to the extent related to the Licensed Patent Rights. For clarity, costs related to patent infringement actions shall be apportioned in accordance with Section 8.7.

1.26       “Post-Term Patent Costs” is defined in Section 8.2(b).

1.27       “Qualifying Costs” is defined in Section 1.22 (a).

1.28       “Required Sublicense Provisions” is defined in Section 2.2(c).

1.29       “Retroactive Price Reductions” shall mean […***…].

1.30       “Royalties” is defined in Section 4.4.

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1.31      “Stock Issuance Agreement” is defined in Section 4.1.

1.32      “Sublicense(s)” shall mean any agreement(s) or combination of agreements however captioned and regardless of how the conveyances are referred to therein, in which Licensee: (a) grants or otherwise conveys any of the rights licensed hereunder; (b) agrees not to assert any of the rights licensed hereunder; (c) has obtained agreement not to practice any right licensed hereunder; (d) permits the making, offering for sale using, selling or importing of Licensed Products by a third party; (e) provides a third party development, manufacturing, marketing, distribution or acquisition rights for Licensed Products; and/or (f) grants an option or other future right to obtain any of the foregoing, in each case regardless of how such person or entity is referred to therein. For clarification, (i) to the extent that Licensee, its Affiliates or other Sublicensees do not receive consideration beyond the fair market value of Licensed Products supplied, in no event shall “Sublicense(s)” include agreement(s) with manufacturers, suppliers, or Distributors or the like or other service arrangements entered into for purposes of distribution, supply, and/or manufacturing or similar arrangements of the Licensed Product; and (ii) arrangements entered into for the purposes of funding product development in exchange for development, manufacturing, marketing or distribution rights are Sublicenses.

1.33      “Sublicensee(s)” shall mean each person or entity other than Licensee (or any Affiliate) that is a party to a Sublicense and obtains rights thereunder.

1.34      “Sublicensing Revenue” shall mean any payments and consideration that Licensee or its Affiliates receives from Sublicensee(s) in consideration of a Sublicense, whether paid upon execution of the Sublicense or at any time thereafter, including without limitation license fees, milestone payments, license maintenance fees, any premiums paid on an equity investment (i.e., amounts that exceed market value of equity), and any other payments but excluding Royalties paid to Licensee by Sublicensee based upon Net Sales of Licensed Products by the Sublicensee in an amount equal to the rate set forth in Section 4.4. Sublicensing Revenue will not be subject to apportionment or reduction of any kind for any reason prior to calculation of Salk’s share; however, Licensee may deduct from Sublicensing Revenue the following amounts accompanied by competent documentary evidence:

[…***…]

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[…***…]

1.35       “Technical Information” shall mean the research and development data, results, technology, and information in a tangible form, including information, practices, techniques, methods, processes, developments, specifications, formulations, formulae, algorithms, test data (including pharmacological, biological, chemical, biochemical, toxicological, preclinical and clinical test data), analytical and quality control data, stability data, including but not limited to target, mechanism of action, or structure-activity relationship information, and includes products that are identified and chemically or biologically modified one or multiple times after screening other study data and procedures whether or not patented, existing as of the Original Effective Date of this Agreement, owned or controlled by Salk, and which are specifically identified in Exhibit B attached.

1.36       “Term” shall have the meaning set forth in Section 10.1 hereof.

1.37       “Territory” shall mean worldwide, except for only the United States and Europe for the Patent Rights in the patent applications listed for case Salk Ref No. S13018, and only the United States for the Patent Rights in the patent applications listed for Salk Ref No. S14005.

1.38       “Valid Claim” shall mean on a country by country basis: (a) a claim of any issued, unexpired patent included in the Licensed Patent Rights that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (b) a claim of any pending or published patent application included in Licensed Patent Rights that has not been cancelled, withdrawn or abandoned and that has not been pending for more than ten (10) years from the filing date of the earliest patent application that is within the same patent family as such pending or published application, provided however that the rights granted to Licensee and its Affiliates include rights under all such pending claims in Licensed Patent Rights during such pendency. For purposes of clarification, if a claim in an application has been pending for more than ten (10) years from the earliest such pending or published application within the same such patent family’s priority date, and a patent subsequently issues containing such claim, then upon issuance of the patent, the claim shall thereafter be considered a Valid Claim.

2.	GRANT OF RIGHTS.

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2.1       Subject to the terms and conditions of this Agreement and Licensee’s compliance therewith, but subject always to Licensee’s right to cure under Section 10.2(b)(i), Salk hereby grants to Licensee, to the extent it may lawfully do so, and Licensee hereby accepts:

(a)      an exclusive, non-transferable (except as expressly provided in 14.1), and royalty-bearing license under the Licensed Patent Rights in the Field and the Territory to make, have made, use, have used, offer for sale, sell, import, export and distribute Licensed Products and practice under the Licensed Patent Rights in the Field and the Territory; and

(b)      a non-exclusive, non-transferable (except as expressly provided in 14.1) and royalty-bearing license, in the Field and the Territory to use the Technical Information to research, develop, test, make, have made, use, offer for sale, sell, import, export, distribute and manufacture royalty-bearing Licensed Products.

(c)      Subject to the terms and conditions of this Agreement and Licensee’s compliance with this Agreement, but subject always to Licensee’s right to cure under Section 10.2(b)(i), Licensee shall have the right to grant one or more Sublicenses, through multiple layers, under its rights under Sections 2.1(a) and (b), under the conditions set forth in Section 2.2 (b).

Salk does not grant any other rights or licenses other than those expressly stated above in this Section 2.1.

2.2        Affiliates and Sublicenses.

(a)      Subject to the terms and conditions of this Agreement and Licensee’s compliance with this Agreement, but subject always to Licensee’s right to cure under Section 10.2(b)(i), Licensee may extend the license granted herein to one or more of its Affiliates, provided that each such Affiliate agrees in writing to be bound by this Agreement to the same extent as Licensee. Licensee shall deliver to Salk such Affiliates’ written agreement within […***…] following execution. Licensee agrees to be fully responsible for the performance of its Affiliates hereunder.

(b)      Subject to the terms and conditions of this Agreement and Licensee’s compliance with this Agreement, but subject always to Licensee’s right to cure under Section 10.2(b)(i), Licensee shall have the right to enter into Sublicenses, upon prior written consent of Salk for each Sublicense, which such consent shall not be unreasonably withheld, except that no prior written consent shall be required for any sublicensing arrangement with […***…]

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[…***…]. Any and all such Sublicense agreements must be in writing, shall be consistent with the terms of this Agreement, and may allow further sublicensing so long as any further Sublicense agreement complies with all requirements for a Sublicense agreement granted by Licensee as set forth in this Section 2.2.

(c)      Licensee agrees that any Sublicense granted by Licensee shall include a royalty rate upon Net Sales in a rate at least equal to the rate set forth in Section 4.4 and shall provide that the rights of and obligations to Salk under Sections 2.3, 2.6, 3, 4, 5, 6, 7, 8, 9, 10, 14.8, and 14.9 of this Agreement, the rights of and obligations to HHMI under Sections 2.5, 6.1(b), 7.1(c), 14.8(b) and 14.12 of this Agreement (collectively, the “Required Sublicense Provisions”), as applicable, shall be binding upon the Sublicensee as if such Sublicensee were the Licensee hereunder with respect to such Required Sublicense Provisions.

(d)      Licensee agrees to forward to Salk a complete and unredacted copy of any and all Sublicenses and each modification or termination thereof written in the English language, within […***…] of the effective date for any Sublicense and/or any modification or termination thereof. Salk’s receipt of the copy of the Sublicense, however, will not constitute an approval of the Sublicense nor a waiver of any right of Salk or obligation of Licensee under this Agreement. Failure to provide such copy will be considered a material breach of this Agreement. Except as set forth in Section 10.3(a)(iv), the rights of any Sublicensee shall terminate upon termination of this Agreement.

(e)      In the event that Licensee experiences or causes any of the default, bankruptcy, or insolvency events described in Sections 10.2(b) or 14.4, all payments due to Licensee from its Affiliates or Sublicensees under the Sublicense will, upon notice from Salk to such Affiliate or Sublicensee, become payable directly to Salk for the account of Licensee.

(f)      Licensee’s execution of a Sublicense will not relieve Licensee of any of its obligations under this Agreement. Licensee is primarily liable to Salk for any act or omission of an Affiliate or Sublicensee that would be a breach of this Agreement, and Licensee will be deemed to be in breach of this Agreement as a result of such act or omission. Licensee is responsible for timely enforcement of Sublicenses and Licensee shall be responsible for any breach of a Sublicense.

2.3       Government Rights. The license granted hereby is subject to the applicable rights of the United States government, if any, as set forth in 35 U.S.C. §200, et seq. Among other things, pursuant to this law, the United States government may have acquired a nonexclusive, nontransferable, paid up license to practice or have practiced, for or on behalf of the United States, the Inventions described in the Licensed Technology and Licensed Products throughout the world. To the extent required pursuant to 35 U.S.C. §200, et seq., Licensed Products

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produced for sale in the United States shall be manufactured substantially in the United States (unless a waiver under 35 U.S.C. §204 is granted by the appropriate United States government agencies, and Salk will assist Licensee in obtaining such a waiver on Licensee’s request). Licensee will ensure all obligations of these provisions are met.

2.4       Access to Technical Information. The Technical Information specifically identified in Exhibit B was selected in Salk’s sole discretion for Licensee to use solely for the purpose permitted in Section 2.1.

2.5       HHMI Rights. Licensee (for itself, its Affiliates and Sublicensees) acknowledges that it has been informed that certain of the Licensed Patent Rights and Technical Information were conceived and developed, at least in part, by employees of HHMI and that Salk has granted, or will grant, HHMI a paid-up, non-exclusive, irrevocable license to use and practice such Licensed Patent Rights and Technical Information for HHMI’s research purposes, but with no right to assign or sublicense (the “HHMI License”). The license granted in this Agreement is explicitly made subject to the HHMI License.

2.6       Research and Educational Use. Salk reserves a royalty-free, non-exclusive right, on behalf of itself and all other non-profit research institutions, to practice and have practiced under the Licensed Patent Rights and to use the Technical Information for research, teaching, and educational purposes. Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Licensed Patent Rights against any such institution. Salk and any such other institution have the right to publish any information included in the Licensed Patent Rights and Technical Information.

2.7       No Additional Rights.

(a)      Nothing in this Agreement shall be construed as a sale of the Licensed Patent Rights or Technical Information, or to confer any rights, titles, or interests upon Licensee, whether, by implication, estoppel or otherwise as to any technology or patent rights of Salk or any other entity other than the rights expressly granted to the Licensed Patent Rights and Technical Information in the Field and Territory, regardless of whether such technology or patent rights shall be dominant or subordinate to any Licensed Patent Rights, and Salk reserves all such rights, titles, and interests.

(b)      For clarity, and not to limit the breadth of Section 2.7(a), no Party is obliged to grant or enter into a license under the Licensed Patent Rights or Technical Information in any other field of use outside the Field, but if the Parties were to agree to do so, this new license grant and rights shall be the subject of a separate agreement and shall require Licensee’s submission of evidence, satisfactory to Salk, demonstrating Licensee’s willingness and ability to

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develop and commercialize in such other field of use. Salk has no obligation to negotiate such agreement.

3.	Diligence in Commercialization.

3.1      Commercial Development Obligation. In order to maintain in force the license granted hereunder, Licensee shall use commercially reasonable efforts and diligence to develop Licensed Technology, as promptly as is reasonably and commercially feasible, and thereafter to produce and sell reasonable quantities of Licensed Products in order to bring the Licensed Products to market as soon as practicable. The parties hereto acknowledge and agree that achievement of each of the performance milestones described in Section 3.4 of this Agreement (the “Diligence Milestones”) on or before the dates set forth therein shall be evidence of compliance by Licensee with its commercial development obligations hereunder for the time periods specified in Section 3.4. In the event Salk, at any time, has a reasonable basis to believe that Licensee is not using reasonable efforts and diligence as required hereunder, Salk shall provide Licensee with a written notice that specifies the basis for such belief. Upon such notice, Licensee has […***…] to respond in writing with proof of diligence and/or a plan for cure to Salk’s satisfaction or Salk has the right to terminate the Agreement.

3.2       Development Plan. Licensee will deliver to Salk, prior to the Original Effective Date, a copy of an initial development plan for the Licensed Technology (the “Development Plan”) which shall be incorporated in Exhibit C. The purpose of the Development Plan is (a) to demonstrate Licensee’s capability to bring the Licensed Technology to commercialization, (b) to project the timeline for completing the necessary tasks, and (c) to measure Licensee’s progress against the projections, and (d) to form the basis for the Diligence Milestones. The Development Plan will include, at a minimum, information describing how, and when, the Diligence Milestones will be achieved for each Licensed Technology.

3.3       Progress Reports.

(a)      Licensee will provide to Salk on or before […***…] a written report of its progress with respect to the research, development and commercialization of Licensed Technology (the “Progress Report”). Each Progress Report will describe, where relevant, Licensee’s progress toward commercialization of Licensed Technology, including work completed, key scientific discoveries, summary of work-in-progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Products, and significant corporate transactions involving Licensed Technology, Licensed Patent Rights, or Technical Information. Each Progress Report must include, at a minimum:

(i)      Date of Progress Report and time covered by such report.

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(ii)      Major research and commercialization activities completed by Licensee, its Affiliates or its Sublicensees since the most recent Progress Report.

(iii)      Significant research and development projects currently being performed by Licensee, its Affiliates or its Sublicensees at the time Progress Report is submitted, and projected date of completion.

(iv)      Significant development activities to be undertaken by Licensee, its Affiliates or its Sublicensees during the next calendar year.

(v)      Significant changes to previous Progress Reports submitted to Salk, including the reasons for the changes and future variables that may cause additional changes.

(b)      Repeated failure to achieve objectives in the Development Plan may be treated as a material breach of this Agreement and a cause for termination in accordance with Section 10.2.

3.4       Diligence Milestones.

(a)      Licensee will use commercially reasonable efforts to achieve each of the Diligence Milestones in this Section 3.4 by the applicable completion date listed in the table below for the applicable Licensed Technology.

(i) (ii) (iii) (iv) (v)	[…***…]; […***…]; […***…]; […***…]; and […***…].

(b)    The Parties understand that the development timeline and the commercialization of Licensed Products will depend on a variety of factors, some of which may

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be difficult to predict due to unforeseen problems. If there is a change in regulatory guidelines, opinions or standards, if a new standard of care is introduced during the development which affects the development strategy for a product, or if there are unexpected findings (safety or efficacy) in either clinical studies, pre-clinical studies or chemistry, manufacturing, and controls (CMC) development that delays clinical development of Licensed Product or that requires a clinical study to be repeated by Licensee or its Sublicensee which affects ability to achieve the milestones set forth above, the parties agree that Licensee may extend the deadline for any Diligence Milestone, and all subsequent Diligence Milestones, up to […***…], upon the payment of […***…], provided that such notice is given to Salk within […***…] prior to the then-current Diligence Milestone date. Licensee may further extend the target date of any Diligence Milestone (together with all subsequent Diligence Milestone) for up to […***…] upon payment of […***…]. If Licensee does not achieve the Diligence Milestones by the extended date, Salk shall have the right to terminate this Agreement in accordance with Section 10.2(b)(i).

3.5      U.S. Manufacture. If and to the extent required by applicable United States laws and regulations, Licensee agrees that Licensed Products will be manufactured in the United States or its territories, subject to such waivers as may be required by or obtained from the United States Department of Health and Human Services or any successor agency or designee.

3.6      Foreign Registration. Licensee agrees to register this Agreement with any foreign governmental agency that requires such registration, and Licensee shall pay all costs and legal fees in connection therewith. In addition, Licensee shall assure that all foreign laws affecting this Agreement or the sale of Licensed Products are fully satisfied.

4.         LICENSE CONSIDERATION. In consideration of the rights, privileges and license granted by Salk hereunder, Licensee shall pay royalties and other monetary consideration as set forth in this Section 4.

4.1      Equity Issuance. On or about the Original Effective Date, Licensee issued Three Hundred Thirteen Thousand Four Hundred Eighty (313,480) shares of Common Stock of Licensee (“Common Stock”), under the Original Agreement, which was equal to […***…] of the outstanding shares of Licensee as of the Original Effective Date on a Fully Diluted Basis(as defined below). […***…] shares of such Common Stock issued under the Original Agreement, which is equal to […***…of the outstanding shares of Licensee as of the Original Effective Date on a

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Fully Diluted Basis (the “FXR Shares”) is partial consideration for the rights granted to Licensee under Section 2.1 of this Agreement and is nonrefundable and noncreditable against Royalties, pursuant to the terms of the Stock Issuance Agreement attached hereto as Exhibit E (the “Prior Stock Issuance Agreement”). Licensee further agrees that in connection with each sale of Equity Securities (as defined below), whether in one transaction or a series of transactions, which occurs after the Original Effective Date until Licensee receives aggregate gross proceeds from the sale of Equity Securities of […***…] (the “Funding Threshold”), and subject to the terms of a new Stock Issuance Agreement in the form attached hereto as Exhibit F (the “New Stock Issuance Agreement”), Licensee shall issue to Salk such additional number of shares of Common Stock as necessary so that the FXR Shares together with the additional shares issued pursuant to the New Stock Issuance Agreement shall be equal to […***…] (the “Agreed Percentage”) of all outstanding shares of Licensee on a Fully Diluted Basis (as defined below) as of the date of each such issuance of Equity Securities until Licensee has received total gross proceeds from sales of Equity Securities in an amount equal to the Funding Threshold. If Licensee issues debt or other securities (other than Equity Securities) convertible into Equity Securities, then the Equity Securities shall be deemed sold, and payment received for issuance of such Equity Securities, when such Equity Securities are issued upon conversion of such debt or other securities. For clarification, if the gross proceeds from the Company’s sale of Equity Securities exceed the Funding Threshold, the shares issuable hereunder shall be issued only with respect to the first […***…] of Equity Securities issued by the Company. The term “Equity Securities” shall mean any equity securities of Licensee, including, without limitation, equity securities of Licensee issued upon conversion of convertible debt of Licensee. The term “Fully Diluted Basis” shall mean (i) all of the issued and outstanding shares of Common Stock, preferred stock (calculated on an as-converted to Common Stock basis) and other capital stock or equity security of Licensee (calculated on an as-converted to Common Stock basis); (ii) any security convertible, with or without consideration, into any Common Stock, preferred stock or other equity security of Licensee; (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other equity security of Licensee; and (iv) any issued and outstanding options and warrants to purchase Common Stock, preferred stock or other equity security of Licensee (calculated on an as-exercised, as converted to Common Stock basis).

4.2       Annual Maintenance Fees.

(a)      Licensee will pay to Salk a non-refundable and non-creditable annual maintenance fees commencing on […***…] and annually thereafter until the first Commercial Sales occur, as follows:

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(i)	Years 1-5: […***…];

and

(ii)	Year 6 and each anniversary thereafter: […***…].

(b)    The annual maintenance fee for any such year will be paid to Salk no later than […***…] of the calendar year (with the first such payment to be made not later than […***…]) and shall not be prorated.

4.3       Milestone Payments.

(a)    Licensee will pay to Salk, non-refundable and non-creditable milestone payments for the […***…] Licensed Product, upon the first occurrence of each of the following, whether achieved by Licensee, or any of its Affiliates or any Sublicensee:

(i)      […***…];

(ii)     […***…];

(iii)    […***…];

(iv)    […***…]; and

(v)     […***…].

(b)    Licensee will pay to Salk, non-refundable and non-creditable milestone payments for each of the […***…] and […***…] Licensed Products, for each indication, upon the first occurrence of each of the following, whether achieved by Licensee, or any of its Affiliates or any Sublicensee:

(i)     […***…];

(ii)    […***…];

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(iii)    […***…];

(iv)    […***…]; and

(v)     […***…].

(c)    For clarity, no milestone payments shall be due under this Section 4.3 with respect to any Licensed Products other than the […***…] Licensed Products as provided above. The aggregate total milestone payments payable under Section 4.3(a) shall not exceed $[…***…] and under Section 4.3(b) shall not exceed $[…***…]. The aggregate total milestone payments payable under Section 4.3(a) and (b) shall not exceed $6.5 million. In the event that a milestone payment is received by Licensee from a Sublicensee for attaining any of the milestones listed above, Licensee shall pay to Salk an amount equal to the milestone that was achieved and the remainder of the payment from a Sublicensee will be deemed Sublicense Revenue and subject to the provisions in Section 4.5. For example, if a Sublicensee pays Licensee a milestone payment of […***…] Dollars for the milestone in 4.3(a)(i), Licensee will owe Salk […***…] Dollars for the achievement of the milestone plus, if the Sublicense is granted after the Initial Regulatory Filing as described in Section 4.5(b), an additional […***…] Dollars in Sublicense Revenue, which is equal to […***…] of the remaining […***…] Dollars paid by Sublicensee to Licensee.

(d)    Licensee shall notify Salk of the occurrence of each milestone event above whether achieved by Licensee, Affiliate, or any Sublicensee, and shall make such milestone payments within […***…] after the occurrence of each such milestone event. In the event that any milestone is not achieved for an applicable Licensed Product, and a subsequent milestone is then achieved for such Licensed Product, then all previous milestones that were not paid shall be due at such time as the subsequent milestone is achieved.

4.4    Royalty Payments. Licensee shall pay to Salk, during the Term of this Agreement and in accordance with Section 9.2, on a country-by-country and Licensed Product- by-Licensed Product basis a royalty on Net Sales (“Royalties”), whether achieved by Licensee, or any of its Affiliates or any Sublicensee, as follows:

(a)    […***…]; and

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(b)    […***…].

(c)    If Licensee, in its reasonable judgment, elects to enter into a license or similar agreement with one or more third parties, and pay royalties in order to avoid infringement of third party patent rights in one or more countries by the manufacture, use or sale of a Licensed Product, and Licensee actually pays royalties to those third parties, then Licensee shall have the right to credit […***…] of such third party royalty payments against the earned Royalties owing to Salk under this Section 4.4 with respect to sales of Licensed Product in such country; provided that in no event shall the effective Royalty rate on Net Sales for Licensed Patent Products payable to Salk in any quarterly period be less than […***…], and that in no event shall the effective Royalty rate on Net Sales for Licensed Other Products payable to Salk in any quarterly period be less than […***…] as a result of this Section 4.4(c).

(d)    If the manufacture, use, sale, offer for sale or import of a Licensed Product is not covered by a Valid Claim in a particular country, then the royalties payable with respect to such Licensed Product in such country during the Term shall be adjusted by multiplying the royalties payable with respect to such country calculated in accordance with Section 4.4(a) and 4.4(b) by […***…].

(e)    Upon expiration of the Term for a Licensed Product in a given country, the license granted to Licensee with respect to such Licensed Product in such country shall become a perpetual, fully paid license in such country, and Net Sales shall thereafter exclude sales of such Licensed Product in such country, unless sooner terminated as provided in this Agreement.

4.5    Sublicensing Revenue. Licensee shall pay to Salk, in accordance with Section 9.2, a portion of all Sublicensing Revenue received by Licensee during the Term of this Agreement, as follows:

(a)    […***…] of such Sublicensing Revenue received in respect of any Sublicense granted prior to an Initial Regulatory Filing for the Licensed Product that is sublicensed; or

(b)    […***…] of such Sublicensing Revenue received in respect of any Sublicense granted after an Initial Regulatory Filing for the Licensed Product that is sublicensed; provided, however, that Sublicensing Revenue that is in the form of milestone payments shall be subject to the provisions of Section 4.3, as applicable.

4.6    Minimum Annual Royalty. Beginning with the first Commercial Sale of each Licensed Product (whether such Commercial Sale is by Licensee, or any of its Affiliates or

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Sublicensees), Licensee shall pay to Salk a minimum Royalty with respect to such Licensed Product, per calendar year during the Term, as follows:

(a)    […***…]; and

(b)    […***…].

The minimum Royalty for any calendar year will be paid to Salk (less credit for the earned Royalties previously paid by Licensee on Net Sales made in such calendar year) no later than […***…] of the subsequent calendar year and will be provided with the financial report described in Section 9.2. For the calendar year in which the first Commercial Sale occurs, the minimum royalty shall be prorated to reflect the remaining time period left in such calendar year.

4.7    Change of Control Fee. In the event of Licensee Change of Control, Licensee will pay to Salk […***…] of any payments and consideration that Licensee receives in consideration of the Change of Control, whether paid upon execution of the Change of Control or at any time thereafter. Payments to Salk shall be made within […***…] days upon receipt of payment by Licensee. For the avoidance of doubt, any Change of Control payment is separate and distinct from Salk’s rights and consideration as a holder of Common Stock as provided in Section 4.1 of this Agreement. For clarity any sale, transfer or other disposition to a single person or group of all the Licensee’s assets and/or business that relate to both this Agreement and the FGF Agreement shall not be subject to the Change of Control Fee in accordance with this Section 4.7.

5.        OWNERSHIP OF INTELLECTUAL PROPERTY. Licensee (for itself, its Affiliates and Sublicensees) acknowledges and agrees that Salk is and shall remain (as to Licensee) the sole owner(s) of the Licensed Technology, subject to Salk’s obligations to HHMI and further subject to the rights of the Federal Government as set forth in 35 U.S.C. §200 et seq., and that Licensee (including its Affiliates and Sublicensees) has no rights in or to the Licensed Technology other than the rights specifically granted herein.

6.	DISCLAIMERS.

6.1    Limited Warranty. Salk represents that, as of the Effective Date, (a) it has the lawful right to grant the licenses set forth in Section 2.1 to Licensee; (b) the Inventors listed in the recitals have assigned their entire right, title and interest in the Inventions claimed by the Licensed Patent Rights to Salk either directly or via assignment through HHMI, as

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applicable; and (c) to the best of Salk’s Office of Technology Development’s knowledge it has not granted any rights to any third party inconsistent with the rights granted to Licensee hereunder.

6.2         Except as expressly set forth in this Agreement, and without limiting the generality of Section 6.3, nothing herein shall be construed as, and Salk does not:

(a)         warrant or represent as to the validity, enforceability or scope of any Licensed Patent Rights;

(b)         warrant or represent that using, making, selling, importing or otherwise disposing of any product or performing any process pursuant to any rights granted in this Agreement is or will be free from infringement, directly or indirectly, of any patent, copyright or other right of any third party under the laws of the United States or any other jurisdiction;

(c)         warrant or represent that the exploitation of the Licensed Technology will be successful; or

(d)         grant by implication, estoppel or otherwise any licenses under any patent application, patent, material or any other right of Salk other person other than as provided in Section 2 hereof.

6.3         No Warranty.    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SALK PROVIDES LICENSEE THE RIGHTS GRANTED IN THIS AGREEMENT “AS IS” AND “WITH ALL FAULTS”AND SALK MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES AS TO TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ARISING OUT OF ANY COURSE OF DEALING.

6.4         Disclaimer of Liability.    IN NO EVENT SHALL SALK BE LIABLE TO LICENSEE, ITS AFFILIATES OR SUBLICENSEES, OR ANY THIRD PARTY, FOR ANY CONSEQUENTIAL, INDIRECT, PUNITIVE, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST PROFITS OR LOSS OF DATA, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF SALK HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING FROM OR RELATING TO THIS AGREEMENT OR THE LICENSED PATENT RIGHTS, TECHNICAL INFORMATION, OR THE LICENSED TECHNOLOGY, INCLUDING THE MANUFACTURE, USE OR SALE OF THE PRODUCT(S) AND SERVICE(S) LICENSED UNDER THIS AGREEMENT. LICENSEE ASSUMES ALL RESPONSIBILITY AND LIABILITY    FOR    LOSS    OR DAMAGE    CAUSED    BY A PRODUCT THAT IS

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MANUFACTURED, USED OR SOLD BY LICENSEE WHICH IS A LICENSED PRODUCT HEREUNDER. SALK’S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT AND THE LICENSED TECHNOLOGY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, WILL NOT EXCEED THE AMOUNT OF FEES PAID TO SALK UNDER THIS AGREEMENT WITHIN THE TWELVE MONTHS PRECEDING THE CLAIM.

7.	INDEMNIFICATION AND INSURANCE.

7.1         Salk Indemnification.

(a)         Subject to the provisions in this Section 7.1(a), Licensee will indemnify, defend (by counsel acceptable to the party being indemnified) and hold harmless Salk, its trustees, officers, employees and agents, and the sponsors of the research (that are not Licensee, its Affiliates, or Sublicensees) that led to the Licensed Patent Rights and Technical Information and the Inventors of the Licensed Patent Rights (other than HHMI Indemnitees as defined in Section 7.1(b)) (hereinafter the “Indemnitees”) from and against any liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorney’s fees and other costs and expenses of defense) based upon, arising out of, or otherwise relating to any claims, suits, demands, judgments or causes of action brought by any third party (collectively, “Claims”) directly or indirectly based upon, arising out of or otherwise relating to this Agreement or any activities of Licensee, its Affiliates, its Sublicensees, or their respective agents or representatives, concerning the Licensed Patent Rights, Technical Information, Licensed Technology, or Licensed Products, including, but not limited to, (i) the research, development, manufacture, storage, offering for sale, sale or other distribution, or any other use of Licensed Patent Rights, Technical Information, Licensed Technology, or Licensed Products, or exercise of rights granted hereunder, by Licensee, its Affiliates, its Sublicensees, or their respective Distributors, agents or representatives; (ii) the use by end-users and other third parties of Licensed Products, Licensed Patent Rights, Technical Information, or Licensed Technology distributed by Licensee, its Affiliates, its Sublicensees, or their respective Distributors, agents or representatives, including but not limited to any cause of action relating to product liability; (iii) infringement or alleged infringement of a third party’s intellectual property by the research, development, manufacture, storage, offering for sale, sale or other distribution, or any other use, of the Licensed Patent Rights, Technical Information, Licensed Technology, or Licensed Products by Licensee, its Affiliates, its Sublicensees, or their respective Distributors, agents or representatives, (iv) any representation, warranty or statement by Licensee or its Affiliates, Sublicensees, or their respective Distributors, agents or representatives, concerning the Indemnitees, Licensed Patent Rights, Technical Information, Licensed Technology or Licensed Products, or (v) clinical trials or studies conducted by or on behalf of Licensee, its Affiliates, Sublicensees, assignees or vendors or associated third parties relating to

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the Licensed Patent Rights, Technical Information, Licensed Technology or Licensed Products, such as Claims by or on behalf of a human subject of any such trial or study; except to the extent that any such Claim is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an Indemnitee.

(b)         In the event any Claim against an Indemnitee arises, the Indemnitee that intends to claim indemnification under this Section 7.1(a) shall: (i) promptly notify Licensee in writing of any Claim to which the Indemnitee intends to claim such indemnification, (ii) give Licensee sole control of the defense thereof, at Licensee’s sole expense, with counsel reasonably acceptable to Salk and (iii) provide Licensee with reasonable assistance and information with respect to such Claim, at Licensee’s sole expense. Notwithstanding the foregoing, any delay or failure to provide prompt notice to Licensee of any Claim shall not affect the rights of the Indemnitee unless, and then only to the extent that, such delay or failure is prejudicial to the Licensee. Salk will have the right to participate in the defense of any Claim with its own counsel and at its own expense. No settlement, consent judgment or other voluntary final disposition of any Claim may be entered into without the prior written consent of Salk, which consent shall not be unreasonably withheld. Licensee has no obligation to indemnify any Indemnitee in connection with any settlement made without Licensee’s written consent. Notwithstanding any other provision of this Agreement, Licensee’s obligation to defend, indemnify and hold harmless the Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

(c)         HHMI Indemnification.    HHMI and its trustees, officers, employees and agents (the “HHMI Indemnitees”) will be indemnified, defended by counsel reasonably acceptable to HHMI, and held harmless by Licensee from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorney’s fees and other costs and expenses of defense) (collectively, “HHMI Claims”), based upon, arising out of or otherwise relating to this Agreement or any Sublicense(s), including, without limitation, any cause of action relating to product liability. The previous sentence will not apply to any HHMI Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee. Notwithstanding any other provision of this Agreement, Licensee’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way. For clarity, acts conducted under the HHMI License are not subject to indemnification under this Section 7.1(b).

7.2         Insurance.

(a)         Licensee shall maintain, and shall require its Affiliates and Sublicensees to maintain, continuously and without interruption during the Term (as defined in Section 10.1),

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comprehensive general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers with ratings of at least A-as rated by A.M. Best to cover the activities of Licensee, its Affiliates and its Sublicensees. Such insurance shall be written to cover claims incurred, discovered, manifested or made during or after the expiration of this Agreement. Alternatively, Licensee, its Affiliates and its Sublicensee may be entitled to self-insure in satisfaction of all or part of the insurance requirements of this Section 7.2 on commercially reasonable terms, which must be pre-approved by Salk in writing; however, no pre-approval by Salk shall be required for self-insurance by any entity with cash assets of at least […***…]. Such insurance shall have a minimum limit of […***…] per specific occurrence and a minimum limit of […***…] for aggregate liability insurance. In addition, not less than […***…] before the earlier date upon which Licensee or its Affiliates or Sublicensees (i) […***…], or (ii) […***…], Licensee shall maintain and shall require its Affiliates and Sublicensees to maintain, continuously and without interruption during the remainder of the Term products liability insurance, in each case subject to the requirements specified above, with a minimum limit of […***…] for aggregate liability insurance. All insurance required hereunder shall be primary coverage.

(b)         Licensee, on behalf of itself and its insurance carriers, waives any and all rights of subrogation against Salk and HHMI. Licensee shall be responsible for obtaining such waiver of subrogation from its insurance carriers.

(c)         Licensee shall name Salk and HHMI as “additional insureds” on any commercial general liability and product liability insurance policies maintained by Licensee, its Affiliates and Sublicensees in accordance with Section 7.2(a).

(d)         Within […***…] calendar days of the Effective Date of this Agreement, Licensee shall furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements and provide Salk with copies of subsequent annual Certificates of Insurance. Licensee shall provide Salk with written notice at least fifteen (15) calendar days prior to the cancellation, non-renewal or material change in such insurance; if Licensee does not obtain replacement insurance providing comparable coverage within such fifteen (15) day period, Salk shall have the right to terminate this Agreement effective at the end of such fifteen (15) day period without notice or any additional waiting periods. It is the intention of the Parties hereto that Licensee shall, throughout the term of this Agreement, continuously and without interruption, maintain in force the required insurance coverages set forth in this Section.    Failure

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of Licensee to comply with this requirement shall be considered a material breach of the Agreement.

(e)         Licensee shall maintain insurance as required by this Section 7.2 beyond the expiration or termination of this Agreement during any period that any Licensed Technology, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold by Licensee or a Sublicensee, Affiliate, Distributor, or agent of Licensee, and thereafter for a period of […***…] years. The minimum amounts of insurance coverage required hereunder shall not be construed to create a limit of Licensee’s liability with respect to its indemnification under this Agreement. Failure of Licensee to comply with the requirements of this Section 7.2 shall be considered a material breach of the Agreement.

8.	PROSECUTION AND MAINTENANCE OF LICENSED PATENT RIGHTS.

8.1         Prosecution and Maintenance

(a)         Salk has applied or shall apply for, shall seek prompt issuance of, and shall maintain during the Term the Licensed Patent Rights in the United States and in such foreign countries as may be designated by Licensee in a written notice to Salk within a reasonable time in advance of the required foreign filing dates. Licensee shall have the opportunity to advise and cooperate with Salk in the prosecution, filing and maintenance of such patents. Notwithstanding Licensee’s obligations of payment of Patent Costs in Section 8.2 hereof, Salk shall select all outside counsel for prosecution of the Licensed Patent Rights and such counsel shall represent Salk in such prosecution. Salk shall instruct the patent attorneys prosecuting any of the Licensed Patent Rights to: (i) provide Licensee or its patent counsel with copies of all documentation and correspondence sent to, filed with, or to be sent to or filed with, patent offices in any and all countries, (ii) provide Licensee or its patent counsel with a reasonable opportunity to review and comment upon all filings with such patent offices, (iii) give good faith consideration to Licensee’s or its patent counsel’s comments prior to submitting such responses to such patent offices and (iv) incorporate in any such filings any comments provided by Licensee or its patent counsel with respect to any such filings prior to their submission to such patent offices if and to the extent that such comments do not narrow the scope of the claims in the Licensed Patent Rights. In the event of any disagreement between Licensee and Salk with respect to prosecution and maintenance matters, Salk shall have full control over prosecution and maintenance of the patent applications and patents contained in the Licensed Patent Rights.

(b)         Licensee shall immediately notify Salk of a change in its entity status under 37 C.F.R. Section 1.27. Licensee acknowledges that Licensee’s entity status may change due to a change in the number of its employees or if any rights under Licensed Patent Rights have been transferred to or released from an Affiliate or Sublicensee.

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(c)         Salk, at Licensee’s request and expense, shall apply for an extension of the term of any patent in the Licensed Patent Rights under the U.S. Drug Price Competition and Patent Term Restoration Act.

8.2         Patent Costs.

(a)         All Patent Costs incurred after the Effective Date shall be paid by Licensee within […***…] days after receipt of Salk’s invoice therefor providing a reasonably detailed description of the Patent Costs. Additionally, Licensee shall be liable to Salk for all of Salk’s Patent Costs associated with actions that will be taken by patent counsel after the Term of this Agreement but in response to any instructions that were sent during the Term of this Agreement from Salk to patent counsel relating to the Licensed Patent Rights, to the extent such instructions were requested by Licensee in response to a specific office action or notice from a patent office and are fully implemented within […***…] days after the end of the Term (the “Post-Term Patent Costs”).

(b)         Within […***…] days after receiving an invoice from Salk, Licensee will reimburse Salk for all Patent Costs related to Licensed Patent Rights. Payments pursuant to this Section 8.2 are not creditable against any other amounts due under this agreement. Pursuant to Section 9.5, late payments shall be subject to an additional charge. The payment of such late charges shall not prevent Salk from exercising any other rights it may have as a consequence of the lateness of any payment. Failure to pay within […***…] days will be considered a material breach of this Agreement.

(c)         Licensee may elect to surrender any Licensed Patent Rights in any country by providing to Salk written notice of such intent at least […***…] days prior to such surrender. Such notice shall be provided as set forth in Section 13. Such notice shall not relieve Licensee from responsibility to reimburse Salk for Patent Costs incurred prior to the expiration of the […***…] day notice period (or such longer period specified in Licensee’s notice). In the event Licensee elects to surrender any Licensed Patent Rights in a country, such patent application or patent shall, following such surrender, be excluded from the definition of the Licensed Patent Rights and from the scope of the license granted under this Agreement, and all rights relating thereto shall revert to Salk and may be freely licensed by Salk.

8.3         Infringement of Licensed Patent Rights.    Each Party will promptly notify the other if it believes a third party infringes any of the Licensed Patent Rights or if a third party files a declaratory judgment action with respect to any Licensed Patent Rights. During the Term of this Agreement and if Licensee is diligently developing Licensed Technology, Licensee may have the right to institute a suit against or defend any declaratory judgment action initiated by this third party as provided in Section 8.4 through and including Section 8.6.

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8.4         Licensee Suit.

(a)         So long as Licensee remains the exclusive Licensee of the Licensed Patent Rights in the Field in the Territory, Licensee, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the Licensed Patent Rights in the Field in the Territory, subject to Section 8.5 below. If required by law, Salk shall permit any action under this Section 8.4 to be brought in its name, including being joined as a party-plaintiff, provided that Licensee shall hold Salk harmless from, and indemnify Salk against, any costs, expenses, or liability that Salk incurs in connection with such action.

(b)         Prior to commencing any such action, Licensee shall consult with Salk and shall consider the views of Salk regarding the advisability of the proposed action and its effect on the public interest. Licensee shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of Salk. Licensee’s selection of counsel (to represent Licensee and Salk in such an action) shall be subject to Salk’s approval, which shall not be unreasonably withheld.

8.5         Salk Suit.    In the event that Licensee is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within a reasonable time after Licensee first becomes aware of the basis for such action, Salk shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to Salk.

8.6         Declaratory Judgment Actions.    In the event that a Patent Challenge is brought against Salk or Licensee by a third party, Salk, at its option, shall have the right within […***…] days after commencement of such action to take over the sole defense of the action at its own expense. If Salk does not exercise this right, Licensee may take over the sole defense of the action at Licensee’s sole expense, subject to Sections 8.7.

8.7         Recovery.    Any recovery obtained in an action brought by Licensee under Sections 8.4 and 8.6 shall be distributed, in the order specified, as follows:

(a)         each Party shall be reimbursed for any expenses incurred in the action;

(b)         any payment for past sales will be deemed Net Sales, and Licensee will pay Salk Royalties as specified in Section 4.4;

(c)         any payment for future sales will be deemed a payment under a Sublicense, and Licensee will pay Salk Sublicense Revenue as specified in Section 4.5;

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Salk Ref Nos. RD1361, RD1382, 2015-007

(d)         as to special or punitive damages, the Parties shall share equally in any award; and

(e)         Licensee and Salk will negotiate in good faith appropriate compensation to Salk for any non-cash settlement or non-cash cross-license.

8.8         Abandonment of Suit.    If either Salk or Licensee commences a suit and then wants to abandon the suit, it will give timely notice to the other Party. The other Party may continue prosecution of the suit after Salk and Licensee agree on the sharing of expenses and any recovery in the suit.

8.9         Marking.    Licensee agrees to mark, and to require all Affiliates and Sublicensees to mark, any Licensed Products (or their containers or labels) made, sold or otherwise distributed by it or them with any notice of patent rights necessary or desirable under applicable law (Including the numbers of issued U.S. patents included in the Licensed Patent Rights) to enable the Licensed Patent Rights to be enforced to their full extent in any country where Licensed Products are made, used, sold or offered for sale.

8.10         Patent Challenge by Licensee.    If Licensee or any of its Affiliates brings a Patent Challenge against Salk, or assists others in bringing a Patent Challenge against Salk (except as required under court order or subpoena), then Salk may immediately terminate this Agreement. Alternatively, if Salk does not choose to exercise its rights to terminate this Agreement pursuant to this Section 8.10 then the Royalties and any Sublicense Revenue percentages set forth in Section 4 above shall automatically double in value, to include all royalty minimums and floors, for the remainder of the Term. In the event that such a Patent Challenge is successful, Licensee will have no right to recoup any Royalties paid during the period of the Patent Challenge. In the event that a Patent Challenge is unsuccessful, Licensee shall reimburse Salk for all fees and costs incurred in its defense against the Patent Challenge. During the pendency of the Patent Challenge, Licensee shall continue to pay to Salk all Royalties and other financial obligations required under this Agreement, including Patent Costs. The effective date of such increase in Royalty and Sublicense Revenue percentages shall be the date of the first Patent Challenge.

8.11         Patent Challenge by Sublicensee.    If a Sublicensee brings a Patent Challenge or assists another party in bringing a Patent Challenge (except as required under a court order or subpoena), then Salk may send a written demand to Licensee to terminate such Sublicense. If Licensee fails to so terminate such Sublicense within […***…] days after Salk’s demand, Salk may immediately terminate this Agreement.

9.	REPORTING, VERIFICATION AND PAYMENT.

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9.1         Books and Records.    Licensee agrees to keep, and shall cause its Affiliates and Sublicensees to keep, complete and accurate records of scientific research and any amounts payable to Salk in relation to this Agreement. Such financial records shall be kept in accordance with generally accepted accounting practices and shall include all information to permit Salk and its representatives to confirm the accuracy of all payments due Salk hereunder, including but not limited to Royalty payments, Sublicensing Revenue, milestone achievement and fulfillment of diligence obligations.

9.2         Financial Reports.    Within […***…] days after each March 31, June 30, September 30 and December 31, beginning upon the earlier of (i) the first Commercial Sale of Licensed Products or (ii) the first receipt by Licensee of Sublicensing Revenue, Licensee shall deliver to Salk, along with all amounts due Salk under Sections 4.4 and 4.5, true, accurate and detailed written reports (even if there are no sales) sufficient to enable Salk to satisfy reporting requirements of the U.S. Government and for Salk to ascertain progress by Licensee toward meeting this Agreement’s diligence requirements. Such reports shall include the following information in a form as illustrated in Exhibit D and will set out, for the relevant […***…] period:

(a)         Number of Licensed Products manufactured and sold by Licensee and all its Affiliates and any Sublicensee with respect to which Royalties are payable pursuant to Section 4.4;

(b)         Total billings for all such Licensed Products;

(c)         Accounting for all Licensed Products used or sold or otherwise transferred by Licensee and all Sublicensees;

(d)         Deductions set forth in Section 1.22;

(e)         Total Royalties due;

(f)         Names and addresses of Sublicensees; and

(g)         Total Sublicensing Revenue received during such three (3) month period and total amount of payment due pursuant to Section 4.5.

With each report, Licensee will include any earned Royalty payment due to Salk for the completed three (3) month period. Licensee shall report to Salk the date of the first Commercial Sale of a Licensed Product within […***…] days of occurrence in each country. Progress Reports showing records of research, development, and commercialization are to be provided in accordance with Section 3.4.

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Salk Ref Nos. RD1361, RD1382, 2015-007

9.3         Audit.    On reasonable written notice, Salk, at its own expense, shall have the right to have an independent party inspect and audit the books and records of Licensee, its Affiliates and its Sublicensees during usual business hours for the sole purpose of, and only to the extent necessary for, determining the correctness of Royalty payments, Sublicensing Revenue and milestone achievement under this Agreement. Such examination with respect to any fiscal year shall not take place later than […***…] following the end of such year, and not more than once in any calendar year. The expense of any such audit shall be borne by Salk; provided, however, that, if the audit discloses an error in excess of […***…] in favor of Licensee, then Licensee shall pay, in addition to the amount of any underpayment (and interest calculated in accordance with Section 9.5), the documented costs of the audit or inspection within […***…] days of receiving notice thereof from Salk. For the avoidance of doubt, in the event and to the extent that any Sublicensee limits Licensee audit rights, Licensee and Salk shall coordinate the performance of audits of such Sublicensee.

9.4         Taxes.    Taxes imposed by any governmental agency on any activities by Licensee shall be paid by Licensee without deduction from any payment due to Salk hereunder.

9.5         Late Payments.    Late payments shall be subject to a charge of […***…] per month or the maximum permitted by law, whichever is greater. The payment of such late charges shall not prevent Salk from exercising any other rights it may have as a consequence of the lateness of any payment.

9.6         Foreign Payments.    Any payments in any foreign country shall be payable to Salk in the United States in United States Dollars. Dollar amounts shall be calculated using the foreign exchange rate, as published by the Wall Street Journal, in effect for such foreign currency on the last business day of each quarter for which a report is required.

9.7         No Refunds.    No payments made under this Agreement will be refunded or are creditable.

10.	TERM AND TERMINATION.

10.1       Term.    Unless earlier terminated under this Section 10, this Agreement shall become effective on the Effective Date and expire on the later of (i) the life of the applicable patent(s) included in the Licensed Patent Rights, in the country where Licensed Products are sold, on a country-by-country basis, or (ii) the expiration of the last to expire government exclusivity for the Licensed Products in such country, or (iii) ten (10) years from the date of Commercial Sale of any Licensed Product (the “Term”).

10.2       Termination

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Salk Ref Nos. RD1361, RD1382, 2015-007

(a)    Termination by Licensee. Licensee may initiate termination of this Agreement by giving written notice to Salk. Ninety (90) days after such notice, the Agreement will be deemed terminated.

(i)    Licensee shall pay, in accordance with this Agreement, all amounts due as well as all non-cancellable costs incurred by Salk prior to such ninetieth (90th) day; and

(ii)    Licensee shall submit a report of the type described in Section 9.2,

(b)    Termination for Default. Salk shall have the right to terminate this Agreement, immediately upon written notice, if:

(i)    Licensee defaults (A) in its reporting or payment obligations under Sections 4 or 9 or its indemnification obligations under Section 7.1 and such default has not been cured within thirty (30) days after receiving written notice thereof from Salk, (B) in its insurance obligations under Section 7.2 and such default has not been cured within fifteen (15) business days of written notice thereof by Salk, or (C) in the performance of any of the other obligations herein contained and such default has not been cured within sixty (60) days after receiving written notice thereof from Salk; or

(ii)    Licensee ceases to carry out its business, seeks bankruptcy protection, becomes and remains bankrupt or insolvent, applies for or consents to the appointment of a trustee, receiver or liquidator of its assets or seeks relief under any law for the aid of debtors.

(iii)    For clarity, Licensee shall continue to be obligated to compensate Salk for any amounts owed, as provided for under any term of this Agreement, during the cure period of such default.

The failure or delay of Salk to exercise its rights of termination shall not be deemed to be a waiver of any right Salk might have, nor shall such failure preclude Salk from exercising or enforcing said right upon any subsequent failure by Licensee.

10.3    Consequences of Expiration or Termination.

(a)    In the event of termination of this Agreement for any reason whatsoever:

(i)    Licensee shall not thereby be discharged from any liability or obligation to Salk that became due or payable prior to the effective date of such expiration or termination, including but not limited to Licensee’s obligations arising prior to such termination and to pay Royalties.

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Salk Ref Nos. RD1361, RD1382, 2015-007

(ii)    The rights and obligations of the Parties under Sections 1, 5, 6, 9.1, 10, 11, 13, 14 and any other provision that by its nature is intended to survive shall survive any expiration or termination of this Agreement.

(iii)    Subject to Section 10.3(b) and any surviving licenses, all licenses and rights granted herein to Licensee, its Affiliates, and Sublicensees shall terminate.

(iv)    Subject to Section 10.3(b), in any Sublicense, Salk will stand in the place of Licensee with respect to the Sublicensee for a period of ninety (90) days (and such Sublicense shall not terminate during such ninety (90) day period) during which time Sublicensee and Salk will negotiate and execute a new, direct license between Sublicensee and Salk (each a “New Agreement”). Salk agrees to negotiate such New Agreement directly with Sublicensee in good faith under reasonable terms and conditions. If no New Agreement is completed within the ninety (90) day period, the Sublicense will terminate.

(b)    In the event of termination of the Agreement by Licensee:

(i)    The provisions of Section 10.3(a)(i)-(iv) shall apply; and

(ii)    If Licensee, its Affiliates or its Sublicensees then possess Licensed Products, have started the manufacture thereof or have accepted orders therefor, Licensee, its Affiliates and Sublicensees shall have the right, for up to one hundred twenty (120) days following the date of termination, to sell their inventories thereof, complete the manufacture thereof and market such fully manufactured Licensed Products, in order to fulfill such accepted orders, subject to the obligation of Licensee to pay Salk the payments therefor as provided in Section 3 of this Agreement.

(iii)    Subject to Section 10.3(b)(ii), Licensee shall promptly return all materials, samples, documents, information, and other materials which embody or disclose Licensed Patent Rights or any Technical Information; provided, however, that Licensee shall not be obligated to provide Salk with proprietary information which Licensee can show through contemporaneous written records that it independently developed.

(c)    In the event of expiration of this Agreement:

(i)    The provisions of Section 10.3(a)(i) and Section 10.3(a)(ii) shall apply, and Licensee maintains responsibility for Post-Term Patent Costs; and

(ii)    The license to Licensee with respect to applicable Licensed Products in the applicable country in the Territory shall be fully-paid-up, perpetual and irrevocable.

License Agreement 2017-0184

Salk_METACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

11.	CONFIDENTIAL INFORMATION.

All information with respect to the Licensed Patent Rights and the Technical Information communicated by Salk to Licensee, including, without limitation, information contained in patent applications, shall be received in strict confidence by Licensee, its Affiliates and Sublicensees, used only for the purposes of this Agreement and not disclosed by Licensee, its Affiliates and Sublicensees or their respective agents or employees without the prior written consent of Salk, unless such information (i) was in the public domain or publicly known at the time of disclosure, (ii) later became part of the public domain or publicly known through no act or omission of the recipient party, its employees, agents, successors or assigns, (iii) was lawfully disclosed to the recipient by a third party having the right to disclose it, (iv) was already known by the recipient at the time of disclosure and the recipient can so demonstrate by competent written proof or (v) is required to be disclosed to a governmental agency pursuant to such agency’s rules and regulations in order to secure regulatory approval, provided that Licensee shall first give notice to Salk of such disclosure and shall have made a reasonable effort to maintain the confidentiality of such information. Nothing contained herein shall prevent Licensee from disclosing information to its Affiliates or Sublicensees so long as such Affiliates or Sublicensees agree to be bound by confidentiality provisions at least as stringent as the provisions of this Section 11.

12.	CHOICE OF LAW; DISPUTE RESOLUTION.

12.1    Governing Law. This Agreement is made in accordance with and shall be governed and construed in accordance with the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules.

12.2    Venue. The Parties hereby irrevocably submit to the jurisdiction of a court of competent jurisdiction in the State of California, San Diego County, and, by execution and delivery of this Agreement, each (a) accepts, generally and unconditionally, the jurisdiction of such court and any related appellate court, and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

12.3    Dispute Resolution. If a dispute arises between the Parties relating to the interpretation or performance of this Agreement or the grounds for the termination thereof, the Parties agree to hold a meeting, attended by individuals with decision-making authority regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies. If the dispute remains unresolved […***…] days after the first meeting for the purpose of dispute resolution, then each Party shall have the right to

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Salk_METACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

pursue other remedies legally available to resolve     the dispute.    Nothing herein shall limit a Party’s right to seek injunctive or other equitable relief from a court of competent jurisdiction.

13.	NOTICES.

(a)                  Except as otherwise provided, payments to be made hereunder to Salk shall be made by wiring the required amount to Salk’s bank in accordance with Salk’s instructions or by mailing or sending by commercial courier checks for the required amount to Salk’s address. Except as otherwise provided, notices and reports provided for herein shall effectively be given by mailing the same by certified or registered mail or by delivery by commercial courier, in each case properly addressed with charges prepaid. For the purposes of making payments and giving notices, the addresses of the Parties hereto are as follows:

For Salk:
Office of Technology Development
Salk Institute for Biological Studies
10010 N Torrey Pines Rd
La Jolla, California 92037 U.S.A.
Attn: Business Manager
Email: OTD@salk.edu
Telefax: 858-450-0509

With a copy to:
Finance Department
Salk Institute for Biological Studies
10010 N Torrey Pines Rd
La Jolla, California 92037 U.S.A.
Attn: Senior Director of Finance

For Licensee:
Metacrine, Inc.
12780 El Camino Real,
Suite #301,
San Diego, CA 92130
Attn: CEO

With a copy to:
Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121-1909

License Agreement 2017-0184

Salk_METACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

Attn: Thomas Coll

or to such subsequent addresses as either Party may furnish the other by giving notice thereof as provided in this Section 13.

(b)    Any payments to Salk hereunder by wire transfer shall be directed as follows:

Send wire to:

[…***…]

Swift No.:	[…***…]

Credit to:	Salk Institute for Biological Studies, San Diego California, 10010 North Torrey Pines Road La Jolla, CA 92037

Account No.:	[…***…] (ABA#): […***…]
Additional Message:	Sender’s name, purpose of wire, & Attn: Business
Manager (OTD@salk.edu)
Email notification:	finance@salk.edu

14.	MISCELLANEOUS.

14.1    Assignment in the Event of Change of Control. Except as expressly set forth in this Section 14.1, this Agreement is not assignable by the Licensee under any other circumstances and any attempt to assign will be null and void. Notwithstanding the foregoing and only in conformity with this Section 14.1, Licensee may assign this entire Agreement and delegate all its rights and obligations hereunder in connection with a Change of Control, provided that:

(a)    Licensee notifies Salk in writing at least […***…] days prior to the effective date of any such Change of Control, which notification shall include the new assignee’s contact information; and

(b)    Licensee provides to Salk a copy of all assignment documents and agreements related to such Change of Control within […***…] days following such Change of Control; and

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(c)    On or before the effective date of such Change of Control the new assignee agrees in writing to Salk to be bound by all terms and conditions of this Agreement and thereafter the term “Licensee” in this Agreement will mean the assignee; and

(d)    Licensee has paid Salk the Change of Control fee in accordance with Section 4.7.

(e)    Upon Salk’s receipt of the full amount of the Change of Control fee, whether paid to Licensee at the time of execution or thereafter as described in Section 4.7, Licensee will be released of liability under this Agreement.

14.2    Headings. The headings used in this Agreement are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

14.3    Amendment. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

14.4    Bankruptcy. Licensee agrees to provide notice to Salk (a) of its intention to file a voluntary petition in bankruptcy, said notice to be received by Salk at least […***…] days prior to filing such petition, or (b) where known to Licensee, of another party’s intention to file an involuntary petition in bankruptcy for Licensee, said notice to be received by Salk promptly following Licensee becoming aware of such intention. Salk may terminate this Agreement upon receipt of such notice at its sole discretion. Unless otherwise provided by law, Licensee’s failure to provide such notice to Salk will be deemed a material, pre-petition, incurable breach of this Agreement and the Agreement will terminate automatically on the date of filing such voluntary or involuntary petition in bankruptcy. Notwithstanding the above, Licensee agrees to provide notice to Salk upon filing a voluntary petition in bankruptcy.

14.5    Export Control. Licensee agrees that, with respect to the performance of this Agreement or the practice of the rights granted by Salk hereunder, it shall comply with any and all applicable United States export control laws and regulations, as well as any and all embargoes and/or other restrictions imposed by the Treasury Department’s Office of Foreign Asset Controls.

14.6    Force Majeure. Any delays in performance by any Party under this Agreement (other than the payment of monies due) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including, but not limited to, acts of god, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage.

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Salk Ref Nos. RD1361, RD1382, 2015-007

The party suffering such occurrence shall immediately notify the other Party, and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

14.7    Independent Contractors. The Parties agree that this Agreement constitutes an arm’s length business transaction and does not create a fiduciary relationship. The Parties acknowledge that they consulted, or had the opportunity to investigate and/or consult, with their legal counsel and/or other advisors with respect to the Licensed Patent Rights and the terms of this Agreement.

14.8    Use of Names.

(a)    Use of Salk’s Name. Except as otherwise provided herein or required by law, Licensee may not use the name of Salk or of any Salk employee, or any images of Salk’s buildings or campus, or any Salk trademarks or logos, in a manner that reasonably could imply a relationship with Licensee other than as Licensor or an endorsement of a commercial product or service. Except as otherwise provided herein or required by law, Licensee will not originate any publication, news release or other public announcement, written or oral, whether in the public press or otherwise, relating to this Agreement or to the performance hereunder, without the prior written approval of Salk, which approval will not be unreasonably withheld. Such planned publication, news release or other public announcement shall be provided […***…] days in advance for approval by Salk. Notwithstanding the foregoing, Salk agrees that Licensee (and its Affiliates and Sublicensees) may make known in any publication, news release or other public announcement that the Licensed Patent Rights were developed at Salk by Dr. Ronald Evans and other scientists in his laboratory, that Licensee, its Affiliates and the Sublicensees are licensed under the Licensed Patent Rights or that products are offered under license from Salk. For the avoidance of doubt, Licensee may disclose this Agreement to its investors, acquirers, financial sources, Affiliates, Sublicensees, licensors, commercial partners and service providers in connection with commercial development of Licensed Technology; provided, that, License may only disclose the financial terms and milestones of this Agreement to the extent necessary to accountants, banks, investors and financing sources and their respective advisors and to any third party (and its affiliates, accountants, bankers, investors and advisors) in connection with a proposed merger, acquisition, licensing, collaboration or similar transaction or otherwise required by law (e.g., securities regulations and tax regulations).

(b)    Use of HHMI’s Name. Licensee acknowledges that, under HHMI policy, Licensee may not use the name of HHMI or of any HHMI employee (including Dr. Ronald Evans) in manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employee(s) in press releases or similar materials intended for public release is approved by HHMI in advance.

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Salk Ref Nos. RD1361, RD1382, 2015-007

14.9    Publication. Licensee agrees that Salk (including its faculty members and employees) have a right to publish in accordance with its general policies, and that this Agreement shall not restrict, in any fashion, Salk’s right to publish.

14.10    Severability. If any term, condition or provision of this Agreement is held to be unenforceable for any reason by a court having proper jurisdiction, it shall, if possible, be interpreted rather than voided, in order to achieve the intent of the Parties to this Agreement to the extent possible. In any event, all other terms, conditions and provisions of this Agreement shall be deemed valid and enforceable to the full extent of the law.

14.11    Waiver. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the Party waiving compliance. Waiver of one term, covenant or condition, shall not be construed as waiver of any other term, covenant or condition.

14.12    Intended Third Party Beneficiary - HHMI. HHMI is not a party to this Agreement and has no liability to Licensee, its Affiliates or Sublicensees or any user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement, and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

14.13    Entire Agreement. This Agreement and the Exhibits attached hereto contain the entire agreement and understanding between the Parties with respect to the subject matter hereof, and merge all prior discussions, representations and negotiations with respect to the subject matter of this Agreement. Without limiting the foregoing, the Original Agreement is hereby superseded and is of no further force or effect.

14.14    Electronic Copy. The Parties to this Agreement agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties further waive any right to challenge the admissibility or authenticity of this document based solely on the absence of an original signature.

14.15    Interpretation.

(a)    The words “herein” or “hereunder” refer to this Agreement.

(b)    The    words    “include(ing)”     or    “e.g.”    mean    “include(ing) without limitation.”

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Salk Ref No. RD1238, RD1295, RD1364, RD1381, S2015-013, and S2016-014

(c)    Except where the content otherwise requires, “or” means “and/or.”

(d)    References to any statute or regulation mean such statute or regulation as may be amended from time to time.

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Salk_Metacrine, Inc.

Salk Ref No. RD1238, RD1295, RD1364, RD1381, S2015-013, and S2016-014

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers or representatives.

The Salk Institute for Biological Studies

By:	/s/ Michelle A. Booden
Michelle A. Booden, Ph.D.

Title:	Senior Director, Office of Technology Development

Licensee

By:	/s/ Ken Song

Name:	Ken Song

Title:	President and CEO

License Agreement 2017-0182

Salk_Metacrine, Inc.

Salk Ref No. RD1238, RD1295, RD1364, RD1381, S2015-013, and S2016-014

Exhibit A

LICENSED PATENT RIGHTS

[…***…]

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SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

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SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

Exhibit B

TECHNICAL INFORMATION

[…***…]

***Confidential Treatment Requested

License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

***Confidential Treatment Requested

License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

***Confidential Treatment Requested

License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

[…***…]

***Confidential Treatment Requested

License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

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License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

[…***…]

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SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

Exhibit C

DEVELOPMENT PLAN

            […***…]

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SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

Exhibit D

Sample Financial Report

Licensee name:

Reporting period:

Date of report:

Financial Reporting Form

Licensed Product	No. units sold that are subject to Royalties (including by Affiliates and Sublicensees)	Invoiced price per unit	Gross sales	Allowable deductions	Net Sales
Product name
Product name
Product name
Product name
Total

Total net sales	$
Royalty rate
Royalty due	$

Total Royalty due: $

Names and addresses of Sublicensees:

Total Sublicensing Revenue: $

Report prepared by:

Title:

Data:

License Agreement 2017-0184

SalkMETACRINE

Salk Ref Nos. RD1361, RD1382, 2015-007

Exhibit E

Prior Stock Issuance Agreement

METACRINE, INC.

STOCK ISSUANCE AGREEMENT

THIS STOCK ISSUANCE AGREEMENT (the “Agreement”) is made as of the 12th day of January, 2015, by and between METACRINE, INC., a Delaware corporation (the “Company”), and THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, a nonprofit public benefit corporation organized under the laws of the State of California (“Recipient”).

WHEREAS, the Company desires to issue, and Recipient desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.         Issuance of Stock.    Recipient hereby agrees to acquire from the Company, and the Company hereby agrees to issue to Recipient, an aggregate of […***…*] shares of the Common Stock of the Company (the “Stock”) in consideration of that certain Exclusive Patent License Agreement, dated as of January 12, 2015 by and between Recipient and the Company (together, the “Licensing Agreement”).

2.         Limitations on Transfer.    Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

3.         Restrictive Legends.    All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)         “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)         “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

(c)         Any legend required by appropriate blue sky officials.

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4.         Investment Representations. In connection with the acquisition of the Stock, Recipient represents to the Company the following:

(a)         Recipient is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Recipient is acquiring the Stock for investment for Recipient’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)         Recipient is an accredited investor within the meaning of Regulation D under the Act.

(c)         Recipient understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Recipient’s investment intent as expressed herein.

(d)         Recipient further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Recipient further acknowledges and understands that the Company is under no obligation to register the Stock. Recipient understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

(e)         Recipient is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

The Stock may be resold by Recipient in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Recipient has acquired, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f)         Recipient further understands that at the time Recipient wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Recipient would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

(g)         Recipient further warrants and represents that Recipient has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect her own interests in connection with the acquisition of the Stock by virtue of the business or financial expertise of himself or of professional advisors to Recipient who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

5.         Market Stand-Off Agreement.    Recipient shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Stock (or other securities) of the Company held by Recipient immediately before the effective date of the registration statement for such offering (other than those included in the registration) during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Act (or such longer period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements.

6.         Miscellaneous.

(a)         Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by electronic mail or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b)         Successors and Assigns.    This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Recipient, Recipient’s successors, and assigns.

(c)         Attorneys’ Fees; Specific Performance.    Recipient shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)         Governing Law; Venue.    This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)         Further Execution.    The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)        Entire Agreement; Amendment.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(g)         Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)         Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i)         California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

METACRINE, INC.

By:	/s/ Jackie Hernandez 1/14/2015
Jackie Hernandez
Acting President

Address: c/o Cooley LLP
ATTN: Thomas A. Coll 4401 Eastgate Mall
San Diego, CA 92121

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

By:	/s/ Marsha A. Chandler

Marsha A. Chandler
Executive Vice President

Address:	Office of Technology
Development
Salk Institute for Biological Studies 10010 N Torrey Pines Rd
La Jolla, California 92037 U.S.A.

METACRINE, INC.

STOCK ISSUANCE AGREEMENT

THIS STOCK ISSUANCE AGREEMENT (the “Agreement”) is made as of the 29th day of May, 2015, by and between METACRINE, INC., a Delaware corporation (the “Company”), and THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, a nonprofit public benefit corporation organized under the laws of the State of California (“Recipient”).

WHEREAS, the Company desires to issue, and Recipient desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.         Issuance of Stock.    Recipient hereby agrees to acquire from the Company, and the Company hereby agrees to issue to Recipient, an aggregate of […***…] shares of the Common Stock of the Company (the “Stock”) in consideration of that certain Exclusive Patent License Agreement, dated as of January 12, 2015 by and between Recipient and the Company (together, the “Licensing Agreement”).

2.         Limitations on Transfer.    Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

3.         Restrictive Legends.    All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)         “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)         “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

***Confidential Treatment Requested

(c)         Any legend required by appropriate blue sky officials.

4.         Investment Representations. In connection with the acquisition of the Stock, Recipient represents to the Company the following:

(a)         Recipient is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Recipient is acquiring the Stock for investment for Recipient’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)         Recipient is an accredited investor within the meaning of Regulation D under the Act.

(c)         Recipient understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Recipient’s investment intent as expressed herein.

(d)         Recipient further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Recipient further acknowledges and understands that the Company is under no obligation to register the Stock. Recipient understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

(e)         Recipient is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

The Stock may be resold by Recipient in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Recipient has acquired, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f)         Recipient further understands that at the time Recipient wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Recipient would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

(g)         Recipient further warrants and represents that Recipient has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect her own interests in connection with the acquisition of the Stock by virtue of the business or financial expertise of himself or of professional advisors to Recipient who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

5.         Market Stand-Off Agreement. Recipient shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Stock (or other securities) of the Company held by Recipient immediately before the effective date of the registration statement for such offering (other than those included in the registration) during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Act (or such longer period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements.

6.         Miscellaneous.

(a)         Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by electronic mail or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b)         Successors and Assigns.    This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Recipient, Recipient’s successors, and assigns.

(c)         Attorneys’ Fees; Specific Performance.    Recipient shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)         Governing Law; Venue.    This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)         Further Execution.    The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)         Entire Agreement; Amendment.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(g)         Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)         Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i)         California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

METACRINE, INC.

By:	/s/ Neil McDonnell

Name: Neil McDonnell
Title: Chief Executive Officer

Address:	12780 El Camino Real #301
San Diego, CA 92130

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

By:	/s/ Kim Witmer
Name: Kim Witmer
Title: Senior Vice President and Chief Financial Officer

Address:	Office of Technology

Development
Salk Institute for Biological Studies 10010 N Torrey Pines Rd
La Jolla, California 92037 U.S.A.

Exhibit F

New Stock Issuance Agreement

METACRINE, INC.

STOCK ISSUANCE AGREEMENT

THIS STOCK ISSUANCE AGREEMENT (the “Agreement”) is made as of the 22 day of December, 2016, by and between METACRINE, INC., a Delaware corporation (the “Company”), and THE SALK INSTITUTE FOR BIOLOGICAL STUDIES, SAN DIEGO, CALIFORNIA, a nonprofit public benefit corporation organized under the laws of the State of California (“Recipient”).

WHEREAS, the Company desires to issue, and Recipient desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.         Issuance of Stock.    Recipient hereby agrees to acquire from the Company, and the Company hereby agrees to issue to Recipient, (i) an aggregate of […***…*] shares of the Common Stock of the Company (the “FGF1 Stock”) in consideration of that certain Amended and Restated Exclusive FGF1 License Agreement, dated as of November 10, 2016, by and between Recipient and the Company (the “FGF1 Licensing Agreement”), and (ii) an aggregate of […***…] shares of the Common Stock of the Company (together with the FGF1 Stock, the “Stock”) in consideration of that certain Amended and Restated Exclusive FXR License Agreement, dated as of November 10, 2016, by and between Recipient and the Company (the “FXR Licensing Agreement”). The FGF1 Licensing Agreement and the FXR Licensing Agreement amend and restate in its entirety that certain Exclusive Patent License Agreement, dated as of January 12, 2015, as amended, by and between Recipient and the Company. The parties hereby agree that the issuance of the Stock pursuant to this Agreement satisfies all of the Company’s obligations to issue Common Stock of the Company pursuant to Section 4.1 of each of the FGF1 Licensing Agreement and the FXR Licensing Agreement, and after the issuance of the Stock, the Company shall not be obligated to issue any additional Common Stock of the Company pursuant to each of the FGF1 Licensing Agreement and FXR Licensing Agreement.

2.         Limitations on Transfer.    Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock except in compliance with the provisions herein and applicable securities laws. Furthermore, the Stock shall be subject to any right of first refusal in favor of the Company or its assignees that may be contained in the Company’s Bylaws. The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

3.         Restrictive Legends.    All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

***Confidential Treatment Requested

(a)         “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)         “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

(c)         Any legend required by appropriate blue sky officials.

4.         Investment Representations. In connection with the acquisition of the Stock, Recipient represents to the Company the following:

(a)         Recipient is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. Recipient is acquiring the Stock for investment for Recipient’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)         Recipient is an accredited investor within the meaning of Regulation D under the Act.

(c)         Recipient understands that the Stock has not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Recipient’s investment intent as expressed herein.

(d)         Recipient further acknowledges and understands that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Recipient further acknowledges and understands that the Company is under no obligation to register the Stock. Recipient understands that the certificate evidencing the Stock will be imprinted with a legend which prohibits the transfer of the Stock unless the Stock is registered or such registration is not required in the opinion of counsel for the Company.

(e)         Recipient is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

The Stock may be resold by Recipient in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Recipient has acquired, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f)         Recipient further understands that at the time Recipient wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Recipient would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

(g)         Recipient further warrants and represents that Recipient has either (i) preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect Recipient’s own interests in connection with the acquisition of the Stock by virtue of the business or financial expertise of Recipient or of professional advisors to Recipient who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

5.         Market Stand-Off Agreement.    Recipient shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Stock (or other securities) of the Company held by Recipient immediately before the effective date of the registration statement for such offering (other than those included in the registration) during the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Act (or such longer period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements.

6.         Miscellaneous.

(a)         Notices.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by electronic mail or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

(b)         Successors and Assigns.    This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Recipient, Recipient’s successors, and assigns.

(c)         Attorneys’ Fees; Specific Performance.    Recipient shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees.

(d)         Governing Law; Venue.    This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)         Further Execution.    The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)         Entire Agreement; Amendment.    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(g)         Severability.    If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)         Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(i)         California Corporate Securities Law.    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

METACRINE, INC.

By:	/s/ Ken Song

Name: Ken Song
Title: Chief Executive Officer

Address:	12780 El Camino Real #301
San Diego, CA 92130

THE SALK INSTITUTE FOR BIOLOGICAL STUDIES

By:	/s/ Kim Witmer

Name: Kim Witmer
Title: Senior Vice President and Chief Financial Officer

Address:	Office of Technology

Development
Salk Institute for Biological Studies
10010 N Torrey Pines Rd
La Jolla, California 92037 U.S.A.